Exhibit 10.1

EXECUTION COPY

AMENDMENT AGREEMENT

DATED 20 APRIL 2015

Between

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. TRADING AS RABOBANK LONDON

and

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.

and

NIEUW AMSTERDAM RECEIVABLES CORPORATION S.À.R.L.

and

COOPERAGE RECEIVABLES FINANCE B.V.

and

STICHTING COOPERAGE RECEIVABLES FINANCE HOLDING

and

GREIF SERVICES BELGIUM BVBA

and

GREIF, INC.

and

THE ORIGINATORS AS DESCRIBED HEREIN

and

TRUST INTERNATIONAL MANAGEMENT (T.I.M.) B.V.

in connection with a Master Definitions Agreement dated 27 April 2012.

Allen & Overy LLP

0067324-0000012 AMBA:4925955.9

CONTENTS

Clause		Page

1.	Interpretation	4
2.	Effective Date	4
3.	Amendments	4
4.	Originators	5
5.	Release	5
6.	Facility Cancellation	6
7.	Representations, Warranties and Covenants	6
8.	Effectiveness and Continuity	6
9.	Further Assurance	6
10.	Governing law and Jurisdiction	6

Schedule
1.	The Originators	7
2.	Amended and Restated Master Definitions Agreement	8
3.	Amended and Restated Servicer Report	9
4.	Certificate – Accounts Pledge	10

Signatories		2

THIS AGREEMENT is dated 20 April 2015

BETWEEN:

(1)	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. TRADING AS RABOBANK LONDON a cooperative with limited liability (coöperatie met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its corporate seat (statutaire zetel) in Amsterdam, the Netherlands and its registered office at Croeselaan 18, 3521 CB Utrecht, The Netherlands acting through its office at Thames Court, One Queenhithe, London, EC4V 3RL, the United Kingdom, acting in its capacity as funding administrator, committed purchaser and Main SPV administrator (the Funding Administrator, Committed Purchaser and Main SPV Administrator);

(2)	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., a cooperative with limited liability (coöperatie met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its corporate seat (statutaire zetel) in Amsterdam, the Netherlands and its registered office at Croeselaan 18, 3521 CB Utrecht, The Netherlands acting in its capacity as facility agent, Main SPV account Bank and Italian intermediary (the Facility Agent, Main SPV Account Bank and the Italian Intermediary);

(3)	NIEUW AMSTERDAM RECEIVABLES CORPORATION S.À.R.L., a société à responsabilité limitée organised under the laws of the Grand Duchy of Luxembourg, having its registered office at 6, Rue Eugène Ruppert, L-2453 Luxembourg, Grand Duchy of Luxembourg acting as conduit purchaser (the Conduit Purchaser);

(4)	COOPERAGE RECEIVABLES FINANCE B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Naritaweg 165, 1043 BW Amsterdam, The Netherlands acting as main SPV (the Main SPV);

(5)	STICHTING COOPERAGE RECEIVABLES FINANCE HOLDING, a foundation (stichting) established under the laws of The Netherlands having its statutory seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Naritaweg 165 Telestone 8, 1043 BW Amsterdam, The Netherlands (the Shareholder);

(6)	GREIF SERVICES BELGIUM BVBA (formerly named Greif Coordination Center BVBA), a company incorporated under Belgian law, registered with the register of legal entities (RPM/RPR) under the number 0438.202.052, Commercial Court of Antwerp (division Antwerp), Belgium, whose registered office is at Beukenlei 24, 2960 Brecht, Belgium acting in its capacity as subordinated lender, onward seller, originator agent and servicer (Greif CC, Subordinated Lender, Belgian Intermediary, Originator Agent and Servicer);

(7)	GREIF, INC., a corporation incorporated under the laws of the state of Delaware whose registered office is 425 Winter Road, Delaware, Ohio 43015, United States of America acting as performance indemnity provider (the Performance Indemnity Provider);

(8)	The entities set out in Schedule 1 (the Originators); and

(9)	TRUST INTERNATIONAL MANAGEMENT (T.I.M.) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Naritaweg 165 Telestone 8, 1043 BW Amsterdam, The Netherlands in its capacity as Main SPV’s Director and Shareholder’s Director.

The entities mentioned in, or referred to above under items (1) to (9) are each a Party and together the Parties.

BACKGROUND

(A)	The Parties have entered into a Master Definitions Agreement dated 27 April 2012, as amended on the date hereof (the Master Definitions Agreement) and into various other Transaction in connection with a trade receivables securitisation programme (the Programme). Capitalised terms used in this Agreement, unless otherwise defined herein, shall have the meanings provided in Clause 1.1 (Interpretation).

(B)	The Parties wish to extend the Facility Maturity Date of the Programme and make certain other amendments as set out herein.

(C)	(a) Pursuant to the (current wording of the) Transaction Documents, Greif CC has flexibility to make use of the Programme for an amount lower than the value of the Receivables, (b) Parties acknowledge that Greif CC will start making use of this flexibility so that it can use excess cash and (c) Parties acknowledge that no amendments are needed to the Transaction Documents to make use of the flexibility.

(D)	The Parties to this Agreement intend that the Transaction Documents shall be amended, with effect from (and including) the date hereof, in the manner and as set out in this Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Words and expressions used in this Agreement, including the recitals hereto, shall have the meanings and constructions ascribed to them as set out in the Master Definitions Agreement.

1.2	Any reference in any Transaction Document to Nieuw Amsterdam Receivables Corporation shall be construed as a reference to Nieuw Amsterdam Receivables Corporation S.à.r.l.

1.3	Any reference in any of the Transaction Documents to Greif Coordination Center BVBA shall be construed as a reference to Greif Services Belgium BVBA.

1.4	The Common Terms set out in the Master Definitions Agreement apply to this Agreement and shall be binding on the parties to this Agreement as if set out in full herein, save where the Common Terms conflict with the provisions of this Agreement, in which case the provisions of this Agreement shall prevail.

1.5	The expression Agreement shall herein mean this Agreement including the Schedules hereto.

1.6	This Agreement expresses and describes Dutch legal concepts in English and not in their original Dutch terms. Consequently, this Agreement is concluded on the express condition that all words, terms and expressions used herein shall be construed and interpreted in accordance with Dutch law.

2.	EFFECTIVE DATE

This agreement shall become effective on the date first set out above when counterparts hereof shall have been executed and delivered by the Parties (the Effective Date).

3.	AMENDMENTS

3.1	The Master Definitions Agreement shall be amended with effect from the Effective Date so that it reads as if it were restated in the form set out in Schedule 2 (Amended and Restated Master Definitions Agreement).

3.2	Pursuant to clause 9.1 of the Servicing Agreement, the Facility Agent and the Master Servicer agree that, with effect from the Effective Date the Servicer Report shall be amended so that it reads if it were restated in the form set out in Schedule 3.

3.3	Each of the Facility Agent, the Italian Intermediary and Greif CC in its capacity as the Originators’ Agent, the Master Servicer and the Belgian Intermediary designate this Agreement as a Transaction Document.

3.4	The renewal of the Programme and the amendments to the Transaction Documents are subject to the following conditions subsequent (ontbindende voorwaarden):

(i)	the satisfactory review and audit of a Greif Transaction Party’s collection, operating and reporting systems, Credit and Collection Policies, historical receivables information and accounts, including a review of such party’s operation location, to be undertaken in quarter two of 2015, in the opinion of the Facility Agent acting reasonably. In the event that such review and audit is unsatisfactory, the Facility Agent will notify the Performance Indemnity Provider and Greif CC on or before 15 July 2015 and the Parties shall agree appropriate remedial action to address the deficiencies identified by such review and audit within [four] weeks of such notification date. If at the expiry of such grace period the deficiencies have not been remedied to the satisfaction of the Facility Agent, acting reasonably, the condition subsequent shall not have been satisfied.

(ii)	Greif CC provides evidence within 15 Business Days from the Effective Date that all Originators that are a party to this Agreement have approved or ratified the execution of this Agreement.

4.	ORIGINATORS

4.1	The Parties agree that, with effect from the Effective Date and until written agreement between all Parties hereto, EarthMinded Netherlands B.V. (formerly named Pack2pack Zwolle B.V.), EarthMinded France SAS (formerly named Pack2pack Lille SAS), Greif UK Ltd., EarthMinded Germany GmbH (formerly named Pack2pack Mendig GmbH), Greif Sweden Aktiebolag, Greif Packaging Sweden Aktiebolag and Greif Norway AS (hereinafter, the Inactive Originators) shall no longer sell, assign or transfer any Receivables to an Intermediary in accordance with the relevant Originator Receivables Purchase Agreement.

4.2	With effect from the Effective Date, any references in the Transaction Documents to an Inactive Originator shall be deemed to be ineffective.

4.3	Greif CC will, as it deems fit, share any fees, interest charges or costs in respect of the Programme between the participating originators and the Inactive Originators, taking into account that the Inactive Originators will only have the benefit of the Programme for a limited time.

4.4	With effect from the Effective Date, the Inactive Originators shall not share in any fees, interest charges or costs in respect of the Programme.

5.	RELEASE

5.1	With effect from the Effective Date, the Main SPV irrevocably and unconditionally releases and discharges the security rights created in respect of the Master Collection Account with account number with ING Belgium SA/NV under the Belgian Collection Account Pledge Agreement.

5.2	To give effect to clause 5.1, the Main SPV shall, on the Effective Date, deliver to Greif CC an original duly executed certificate substantially in the form set out in Schedule 4 (Certificate – Accounts pledge), on the basis of which Greif CC shall notify ING Belgium SA/NV of the release and discharge of security rights over the relevant account.

5.3	The Parties acknowledge that the Master Collection Account with account number with ING Belgium SA/NV, which was also pledged pursuant to the Belgian Collection Account Pledge Agreement, has already been closed.

5.4	Greif CC shall, within three months from the Effective Date, make arrangements to redirect cash collections in respect of receivables generated by each Inactive Originator to an account other than the Master Collection Account held with Deutsche Bank AG so that, no later than three months after the Effective Date, no amounts other than Collections on Purchased Receivables shall be deposited in such Master Collection Account.

6.	FACILITY CANCELLATION

After the first anniversary of the Effective Date, the Programme may be cancelled at any time by the Performance Indemnity Provider without any penalty by giving 60 days prior written notice to the Facility Agent.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1	On the Effective Date, each of the Main SPV and each Greif Transaction Party which is a party to this Agreement shall hereby reaffirm all covenants, representations and warranties made by such Party in each of the Transaction Documents and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.

7.2	Each of the Parties hereby represents and warrants that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

8.	EFFECTIVENESS AND CONTINUITY

8.1	All other provisions of the Transaction Documents (other than those amended by this Agreement) shall continue in full force and effect and are hereby ratified and confirmed by the Parties hereto.

8.2	The Collection Account Pledge Agreements, except for the release set out in Clause 5 above, shall remain in full force and effect and are hereby ratified and confirmed by the Parties hereto.

8.3	For the avoidance of doubt, the Performance Indemnity Provider confirms for the benefit of the Beneficiaries (as defined in the Performance Indemnity Agreement) that all obligations owned by it under the Performance Indemnity Agreement shall remain in full force and effect notwithstanding the amendments set out in this Agreement.

9.	FURTHER ASSURANCE

Each of Main SPV and each Greif Transaction Party which is a party to this Agreement shall, at the request of the Facility Agent and at their own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

10.	GOVERNING LAW AND JURISDICTION

This Agreement and any non-contractual obligations shall be governed by, and shall be construed in accordance with, the laws of The Netherlands. The parties agree that the competent court in Amsterdam, The Netherlands, shall have the exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement including any non-contractual obligations arising out of or in relation to this Agreement.

SCHEDULE 1

THE ORIGINATORS

No.	Originator name	Location

1	Greif Belgium BVBA	Belgium

2	EarthMinded Benelux NV (formerly named Pack2pack Rumbeke NV)	Belgium

3	EarthMinded Netherlands B.V. (formerly named Pack2pack Zwolle B.V.)	The Netherlands

4	Greif Nederland B.V.	The Netherlands

5	Greif Italia S.p.A.	Italy

6	Greif Plastics Italy Srl (formerly named Fustiplast S.p.A.)	Italy

7	Greif France S.A.S.	France

8	EarthMinded France SAS (formerly named Pack2pack Lille SAS)	France

9	Greif Packaging Spain S.A.	Spain

10	Greif UK Ltd.	England

11	Greif Germany GMBH	Germany

12	Greif Plastics Germany GmbH (formerly named Fustiplast GmbH)	Germany

13	EarthMinded Germany GmbH (formerly Pack2pack Mendig GmbH)	Germany

14	Greif Portugal S.A.	Portugal

15	Greif Sweden Aktiebolag	Sweden

16	Greif Packaging Sweden Aktiebolag	Sweden

17	Greif Norway AS	Norway

SIGNATORIES

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.; TRADING AS RABOBANK LONDON
As Funding Administrator, Committed Purchaser and Main SPV Administrator

/s/ Bart de Boo		/s/ Jennifer Vervoorn
By:	Bart de Boo	By:	Jennifer Vervoorn
Title:	Director	Title:	Proxy Holder

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.

As Facility Agent, Main SPV Account Bank and Italian Intermediary

/s/ Bart de Boo		/s/ Jennifer Vervoorn
By:	Bart de Boo	By:	Jennifer Vervoorn
Title:	Director	Title:

NIEUW AMSTERDAM RECEIVABLES CORPORATION S.À.R.L.

As Conduit Purchaser

/s/ Harald Thul
By:	Harald Thul
Title:	Manager

COOPERAGE RECEIVABLES FINANCE B.V.

As Main SPV

/s/
By:
Title:

STICHTING COOPERAGE RECEIVABLES FINANCE

As Shareholder

/s/
By:
Title:

GREIF SERVICES BELGIUM BVBA
for itself as Servicer, Subordinated Lender and Belgian Intermediary

/s/ Frank Maes
By:	Frank Maes
Title:	Director

GREIF SERVICES BELGIUM BVBA
As Originators’ Agent and on behalf of each Originator

/s/ Frank Maes
By:	Frank Maes
Title:	Director

GREIF, INC.

As Performance Indemnity Provider

/s/ Gary Martz
By:	Gary Martz
Title:	Executive Vice President

TRUST INTERNATIONAL MANAGEMENT (T.I.M.) B.V.
As Director

/s/
By:
Title: